Tortoise Energy Infrastructure Corp
SCHEDULE OF INVESTMENTS (Unaudited)

	August 31, 2022

	Principal Amount/Shares	Fair Value
Common Stock - 95.1% (1)
Natural Gas Gathering/Processing - 1.2% (1)
United States - 1.2% (1)
Hess Midstream Partners LP	134,630	$3,811,375
Kinetik Holdings, Inc.	54,924	2,025,048
		5,836,423
Natural Gas/Natural Gas Liquids Pipelines - 40.4% (1)
United States - 40.4% (1)
Cheniere Energy, Inc.	142,849	22,881,553
Excelerate Energy, Inc.	57,737	1,482,686
Kinder Morgan Inc.	1,443,949	26,453,146
ONEOK, Inc.	676,575	41,426,687
Targa Resources Corp.	716,191	48,865,712
The Williams Companies, Inc.	1,683,292	57,282,427
		198,392,211
Renewables and Power Infrastructure - 53.5% (1)
United States - 53.5% (1)
AES Corp.	1,137,460	28,948,357
Ameren Corp.	169,722	15,719,652
American Electric Power Co, Inc.	297,212	29,780,643
Archaea Energy, Inc. (2)	316,715	6,258,288
Atlantica Sustainable Infrastructure PLC	473,463	15,823,134
Clearway Energy Inc.	1,056,133	39,182,534
DTE Energy Company	195,824	25,523,700
Xcel Energy, Inc.	261,797	19,438,427
NextEra Energy, Inc.	220,954	18,794,347
NextEra Energy Partners, LP	355,048	29,145,890
Sempra Energy	208,336	34,369,190
		262,984,162
Total Common Stock
(Cost $367,389,658)		467,212,796

Master Limited Partnerships - 27.7% (1)
Natural Gas Gathering/Processing - 5.4% (1)
United States - 5.4% (1)
Western Midstream Partners, LP	951,523	26,747,312
Natural Gas/Natural Gas Liquids Pipelines - 15.3% (1)
United States - 15.3% (1)
DCP Midstream, LP	616,388	23,435,072
Energy Transfer LP	2,323,813	27,211,850
Enterprise Products Partners L.P.	923,983	24,319,233
		74,966,155
Refined Product Pipelines - 7.0% (1)
United States - 7.0% (1)
Magellan Midstream Partners L.P.	154,476	7,975,596
MPLX LP	807,722	26,347,891
		34,323,487
Total Master Limited Partnerships
(Cost $99,302,460)		136,036,954

Private Investment - 3.4% (1)
Renewables - 3.4% (1)
TK NYS Solar Holdco, LLC (3)(4)(5)
(Cost $50,141,470)	N/A	16,849,615

Corporate Bond - 0.8%(1)
EnLink Midstream Partners
6.000%, Perpetual
(Cost $4,906,612)	5,100,000	3,888,750

Preferred Stock - 0.8% (1)
Renewable Infrastructure - 0.8% (1)
NextEra Energy, Inc.
(Cost $3,499,978)	72,016	3,771,478

Short-Term Investment - 0.1% (1)
United States Investment Company - 0.1% (1)
Invesco Government & Agency Portfolio - Institutional Class, 2.238% (6)
(Cost $357,696)	357,696	357,696

Total Investments - 127.9% (1)
(Cost $525,597,874)		628,117,289
Other Assets in Excess of Liabilities - 1.5% (1)		7,464,939
Senior Notes - (17.5)% (1)		(85,826,667)
Line of Credit - (4.7)% (1)		(23,100,000)
Mandatory Redeemable Preferred Stock at Liquidation Value - (7.2)% (1)		(35,660,610)
Total Net Assets Applicable to Common Stockholders - 100.0% (1)		$490,994,951

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Non-income producing security.
(3)	Restricted securities have a total fair value of $16,849,615 which represents 3.4% of net assets.
(4)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures and are categorized as level 3 investments.
(5)	Deemed to be an affiliate of the fund.
(6)	Rate indicated is the current yield as of August 31, 2022.

Summary of Fair Value Exposure
The Fund has adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liablities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Municipal Bonds —Municipal bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most municipal bonds are categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Directors. The Board of Directors will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures by the Fund’s valuation committee.

When fair value pricing is employed, security prices that the Fund uses to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) than the price of the security quoted or published by others, the value when trading resumes, and/or the value realized upon the security’s sale. Therefore, if a shareholder purchases or redeems Fund shares when the Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market value pricing.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of August 31, 2022:

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$467,212,796	$-	$-	$467,212,796
Master Limited Partnerships	136,036,954	-	-	136,036,954
Private Investment	-	-	16,849,615	16,849,615
Corporate Bond	-	3,888,750	-	3,888,750
Preferred Stock	3,771,478	-	-	3,771,478
Short Term Investment	357,696	-	-	357,696
Total Investments	$607,378,924	$3,888,750	$16,849,615	$628,117,289

The following tables present each Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period ended August 31, 2022:

Preferred Stock	TYG
Balance – beginning of period	$13,343,142
Purchases	-
Return of capital	-
Sales	(12,095,333)
Total realized gain/loss	1,667,989
Change in unrealized gain/loss	(2,915,798)
Balance – end of period	$-

Private Investments	TYG
Balance – beginning of period	$11,744,821
Purchases	-
Return of capital	(340,000)
Sales	-
Total realized gain/loss	-
Change in unrealized gain/loss	5,444,794
Balance – end of period	$16,849,615

Refer to the Schedule of Investments for further information on the classification of investments.